Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Zila, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David R. Bethune, Principal Executive Officer, and Diane E. Klein, Principal Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 9, 2008

By:	/s/ DAVID R. BETHUNE
David R. Bethune
Chairman and Interim Chief Executive Officer (Principal Executive Officer)

By:	/s/ DIANE E. KLEIN
Diane E. Klein
Vice President - Finance and Treasurer (Principal Financial Officer)